UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 08, 2005



                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                1-8351               31-0791746
        (State or other    (Commission File Number)    (I.R.S. Employer
         jurisdiction of                                Identification
           incorporation)                                    Number)




          2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
               (Address of principal executive offices)        (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900



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Item 2.02     Results of Operations and Financial Condition

                      On March 8, 2005 Chemed Corporation issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the release is furnished herewith as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits

                  c) Exhibit

                    (99.1) Registrant's press release dated March 8, 2005



                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CHEMED CORPORATION


Dated:   March 9, 2005                   By:   /s/ Arthur V. Tucker, Jr.
        --------------                        --------------------------
                                                   Arthur V. Tucker, Jr.
                                               Vice President and Controller





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